UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 15, 2005

                                 SIRICOMM, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its Charter)

        Delaware                        0-18399                  62-1386759
----------------------------          -----------            -------------------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                  File No.)            Identification No.)


2900 Davis Boulevard, Suite 130, Joplin, Missouri            64804
-------------------------------------------------          ----------
    (Address of principal executive offices)               (Zip Code)


                                 (417) 626-9961
               ---------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
         (Former Name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 8.01 Other Events

         On November 15, 2005, the Registrant made a block repurchase in an open market transaction of Ninety Thousand (90,000) shares of its common stock at a purchase price of $1.00 per share. The stock repurchase was authorized by the Company's board of directors and in accordance with applicable laws, rules and regulations.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      SIRICOMM, INC.
                                                      (Registrant)


Date: November 15, 2005                               By:  /s/ J. Richard Iler
                                                         -----------------------
                                                         J. Richard Iler,
                                                         Chief Financial Officer

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